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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): April 8, 2002



                                 EPICEDGE, INC.
               (Exact Name of Registrant as Specified in Charter)


                                      Texas
                                      -----
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

              0-9129                               75-1657943
              ------                               ----------
     (Commission File Number)         (I.R.S. Employer Identification No.)


                   5508 Highway 290 West, Austin, Texas 78735
                   ------------------------------------------
           (Address of principal executive offices including zip code)


                                 (512) 261-3346
                                 --------------
              (Registrant's telephone number, including area code)





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ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

             In April 2002, Eric Loeffel resigned from our Board of Directors. The resignation was due to personal reasons and not a result of disagreement with management or company policy.













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                                   SIGNATURES





         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                             EPICEDGE, INC.

                                             By: /s/ Peter Covert
                                                --------------------------------
                                                Peter Covert
                                                Financial and Accounting Officer




DATE: April 16, 2002